Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED JUNE 30, 2021

S I T E

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED MARCH 31, 2021 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-

looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Second Quarter 2021 Operating Results

BEACHWOOD, OHIO, July 29, 2021-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers in affluent, suburban communities, announced today operating results for the quarter ended June 30, 2021.

“SITE Centers had a very strong second quarter with continued improvements in collections and deferral repayment trends, strong leasing activity and the deployment of nearly $50 million of capital into new acquisitions,” commented David R. Lukes, President and Chief Executive Officer. “Looking forward, I am very encouraged by the strength of our leasing and operational prospects along with our balance sheet capacity to invest additional capital as opportunities arise.”

Results for the Quarter

•

Second quarter net income attributable to common shareholders was $13.8 million, or $0.06 per diluted share, as compared to net loss of $9.7 million, or $0.05 per diluted share, in the year-ago period. The year-over-year increase in net income was primarily attributable to the impact of the COVID-19 pandemic and gains reported from joint ventures asset sales, partially offset by the write-off of preferred share original issuance costs, lower interest income and the valuation allowance related to the Company’s former preferred investments in the BRE DDR ventures, which were terminated in the fourth quarter of 2020.

•

Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $65.3 million, or $0.31 per diluted share, compared to $39.9 million, or $0.21 per diluted share, in the year-ago period. The year-over-year increase was primarily attributable to the impact of the COVID-19 pandemic, partially offset by lower interest income and joint venture fees related to the termination of joint ventures in 2020. Second quarter results included $7.6 million of net revenue at SITE Centers’ share, related to prior periods primarily from cash basis tenants.

Significant Second Quarter and Recent Activity

•	In May 2021, acquired two shopping centers for an aggregate sales price of $48.8 million, including the previously announced Shoppes at Addison Place (Delray Beach, FL) for $40.0 million.
•	Sold three unconsolidated shopping centers and wholly-owned land parcels for an aggregate sales price of $38.9 million, totaling $9.3 million at SITE Center’s share.
•

Redeemed all $150.0 million aggregate liquidation preference of its outstanding 6.250% Series K cumulative Redeemable Preferred Shares. As a result of the transaction, the Company recorded a non-cash charge of $5.1 million to net income attributable to common shareholders, which represents the difference between the redemption price and the carrying amount immediately prior to redemption.

•

In June 2021, the Company offered and sold 980,396 common shares on a forward basis under its $250 million ATM program at a weighted average price of $15.09 per share generating expected gross proceeds before issuance costs of $14.8 million. The shares may be settled at any time before the settlement date, July 1, 2022.

•

Issued the Company’s seventh Corporate Responsibility and Sustainability Report. The Report was completed in alignment with the Global Reporting Initiative (GRI) and with the Sustainability Accounting Standards Board (SASB) metrics and frameworks.  The report intends to provide updates on the annual results of the Company’s corporate responsibility and sustainability programs and can be found at https://www.sitecenters.com/2020CRS.

Key Quarterly Operating Results

•

Reported an increase of 29.9% in SSNOI on a pro rata basis for the second quarter of 2021, including redevelopment. The second quarter 2021 results were favorably impacted by prior period rent collections from cash basis tenants, partially offset by the impact of lower occupancy.

•

Generated new leasing spreads of 5.0% and renewal leasing spreads of 1.2%, both on a pro rata basis, for the trailing twelve-month period and new leasing spreads of 5.3% and renewal leasing spreads of 5.2%, both on a pro rata basis, for the second quarter of 2021.

•	Reported a leased rate of 91.8% at June 30, 2021 on a pro rata basis, compared to 91.6% on a pro rata basis at December 31, 2020 and 92.4% at June 30, 2020.
•	As of June 30, 2021, the signed but not opened spread was 210 basis points representing $10.6 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.39 at June 30, 2021, compared to $18.51 at June 30, 2020.
•

Commenced construction on Phase II of the redevelopment of West Bay Plaza (Cleveland, OH). The $9.4 million project is anchored by Sierra Trading Post and Chase Bank and is the final phase of the property’s redevelopment.

•	Stabilized the $4.8 million redevelopment of 1000 Van Ness (San Francisco, CA) with the opening of CGV Cinemas.

COVID-19 Update

•	As of July 21, 2021, all of the Company’s properties remain open and operational with 100% of tenants, at the Company’s share and based on average base rents, open for business.
•

As of July 21, 2021, the Company’s tenants had paid approximately 98% of second quarter 2021 rents. The payment rates for the Company’s tenants, at the Company’s share and based on average base rents are reflected as follows:

	2Q20	3Q20	4Q20	1Q21	2Q21
As of July 21, 2021	89%	93%	97%	97%	98%
As of April 16, 2021	84%	89%	95%	96%	N/A
As of February 12, 2021	79%	88%	94%	N/A	N/A
As of October 23, 2020	70%	84%	N/A	N/A	N/A
As of July 24, 2020	64%	N/A	N/A	N/A	N/A

•

As of July 21, 2021, agreed upon rent deferral arrangements with tenants that remain unpaid represented 2% of second quarter 2020 rents and 4% of third quarter 2020 rents.  Agreed upon rental deferral arrangements for the fourth quarter of 2020 through second quarter of 2021 are immaterial.

Guidance

The Company has updated its 2021 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the second quarter operating results. RVI disposition and refinancing fees, impairment charges, gains on sale of assets and debt extinguishment are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2021E (prior) Per Share – Diluted	FY 2021E (revised) Per Share – Diluted
Net income attributable to Common Shareholders	$0.04 – $0.13	$0.15 – $0.20
Depreciation and amortization of real estate	0.80 – 0.83	0.83 – 0.86
Equity in net (income) of JVs	(0.03)	(0.05)
JVs' FFO	0.08 – 0.10	0.08 – 0.10
Gain on sale of joint venture interest, net (reported actual)	(0.07)	(0.07)
Impairment of real estate (reported actual)	0.03	0.03
FFO (NAREIT)	$0.88 – $0.96	$1.00 – $1.04
Mark-to-market adjustment (PRSUs) and other (reported actual)	0.03	0.03
Write-off of Class K Preferred Share original issuance costs	0.03	0.03
Operating FFO	$0.94 – $1.02	$1.06 – $1.10

Other key assumptions for 2021 guidance include:

	FY 2021E (prior)	FY 2021E (revised)
Joint Venture fee income	$11 – $15 million	$12 – $14 million
RVI fee income (excluding disposition fees) (1)	$13 – $17 million	$15 – $17 million
SSNOI (2)	N/A	10.5% – 13.0%

(1)	Consistent with 2019 and 2020, guidance excludes impact of disposition and refinancing fees from RVI for the full year.
(2)	Including redevelopment.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com. Please click here to be included in the Company’s e-mail distributions for press releases and other investor news.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 10:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 8953491 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10155994 through August 29, 2021. Copies of the Company’s Supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of 2021 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		2Q21	2Q20	6M21	6M20
	Revenues:
	Rental income (1)	$126,230	$98,079	$246,120	$210,608
	Other property revenues	484	181	581	1,734
		126,714	98,260	246,701	212,342
	Expenses:
	Operating and maintenance	19,422	16,519	39,638	34,999
	Real estate taxes	19,535	17,348	39,199	35,005
		38,957	33,867	78,837	70,004

	Net operating income	87,757	64,393	167,864	142,338

	Other income (expense):
	Fee income (2)	8,754	9,311	16,906	24,539
	Interest expense	(19,136)	(19,811)	(38,531)	(40,398)
	Depreciation and amortization	(47,217)	(40,873)	(92,777)	(83,866)
	General and administrative (3)	(12,425)	(13,502)	(29,820)	(24,878)
	Other expense, net (4)	(324)	2,938	(690)	(10,986)
	Impairment charges	0	0	(7,270)	0
	Income before earnings from JVs and other	17,409	2,456	15,682	6,749

	Equity in net income (loss) of JVs	4,850	(1,513)	9,235	658
	Reserve of preferred equity interests	0	(4,878)	0	(22,935)
	(Loss) gain on sale of joint venture interest	0	(128)	13,908	45,553
	Gain on disposition of real estate, net	218	2	198	775
	Tax expense	(490)	(342)	(855)	(575)
	Net income (loss)	21,987	(4,403)	38,168	30,225
	Non-controlling interests	(118)	(210)	(291)	(505)
	Net income (loss) SITE Centers	21,869	(4,613)	37,877	29,720
	Write-off of preferred share original issuance costs	(5,156)	0	(5,156)	0
	Preferred dividends	(2,945)	(5,133)	(8,078)	(10,266)
	Net income (loss) Common Shareholders	$13,768	($9,746)	$24,643	$19,454

	Weighted average shares – Basic – EPS	211,035	193,170	204,819	193,448
	Assumed conversion of diluted securities	846	0	808	0
	Weighted average shares – Basic & Diluted – EPS	211,881	193,170	205,627	193,448

	Earnings (loss) per common share – Basic	$0.06	$(0.05)	$0.12	$0.10
	Earnings (loss) per common share – Diluted	$0.06	$(0.05)	$0.12	$0.10

(1)	Rental income:
	Minimum rents	$78,870	$75,462	$157,106	$150,469
	Ground lease minimum rents	6,516	5,432	12,860	10,900
	Percentage and overage rent	1,311	363	2,333	964
	Straight-line rent, net	116	571	(231)	(819)
	Amortization of (above)/below-market rent, net	870	1,007	1,874	2,031
	Recoveries	30,482	27,340	61,077	54,539
	Uncollectible revenue	5,787	(13,241)	7,185	(13,730)
	Ancillary and other rental income	1,496	981	2,841	3,065
	Lease termination fees	782	164	1,075	3,189

(2)	Fee Income:
	JV and other fees	3,571	3,780	6,971	11,378
	RVI fees	4,591	5,321	9,343	11,395
	RVI disposition fees	592	210	592	1,766

(3)	Mark-to-market adjustment (PRSUs)	0	(261)	(5,589)	1,906

(4)	Other income (expense), net:
	Transaction and other expense, net	(165)	(612)	(352)	(835)
	Interest income	(159)	3,550	(323)	7,035
	Debt extinguishment costs, net	0	0	(15)	(17,186)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	2Q21	2Q20	6M21	6M20
Net income (loss) attributable to Common Shareholders	$13,768	($9,746)	$24,643	$19,454
Depreciation and amortization of real estate	45,807	39,456	89,995	81,075
Equity in net (income) loss of JVs	(4,850)	1,513	(9,235)	(658)
JVs' FFO	5,971	2,998	11,406	10,141
Non-controlling interests	17	0	33	28
Impairment of real estate	0	0	7,270	0
Reserve of preferred equity interests	0	4,878	0	22,935
Loss (gain) on sale of joint venture interest	0	128	(13,908)	(45,553)
Gain on disposition of real estate, net	(218)	(2)	(198)	(775)
FFO attributable to Common Shareholders	$60,495	$39,225	$110,006	$86,647
RVI disposition and refinancing fees	(592)	(210)	(592)	(1,766)
Mark-to-market adjustment (PRSUs)	0	261	5,589	(1,906)
Debt extinguishment, transaction, net	165	612	367	18,021
Joint ventures - debt extinguishment, other	30	0	30	42
Write-off of preferred share original issuance costs	5,156	0	5,156	0
Total non-operating items, net	4,759	663	10,550	14,391
Operating FFO attributable to Common Shareholders	$65,254	$39,888	$120,556	$101,038

Weighted average shares & units – Basic: FFO & OFFO	211,176	193,311	204,959	193,589
Assumed conversion of dilutive securities	846	0	808	0
Weighted average shares & units – Diluted: FFO & OFFO	212,022	193,311	205,767	193,589

FFO per share – Basic	$0.29	$0.20	$0.54	$0.45
FFO per share – Diluted	$0.29	$0.20	$0.53	$0.45
Operating FFO per share – Basic	$0.31	$0.21	$0.59	$0.52
Operating FFO per share – Diluted	$0.31	$0.21	$0.59	$0.52
Common stock dividends declared, per share	$0.12	$0.00	$0.23	$0.20

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	3,754	5,408	6,555	14,142
Maintenance capital expenditures	4,846	5,340	6,296	7,595
Tenant allowances and landlord work	6,607	5,208	17,777	15,591
Leasing commissions	1,134	658	2,568	1,626
Construction administrative costs (capitalized)	803	640	1,415	1,480

Certain non-cash items (SITE Centers share):
Straight-line rent	133	213	(168)	(1,129)
Straight-line fixed CAM	136	149	267	298
Amortization of (above)/below-market rent, net	964	1,148	2,089	2,550
Straight-line ground rent expense	(35)	(53)	(72)	(122)
Debt fair value and loan cost amortization	(1,277)	(1,243)	(2,457)	(2,353)
Capitalized interest expense	151	271	262	558
Stock compensation expense	(1,807)	(2,555)	(9,376)	(2,379)
Non-real estate depreciation expense	(1,345)	(1,351)	(2,652)	(2,668)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		2Q21	4Q20
	Assets:
	Land	$961,551	$953,556
	Buildings	3,510,342	3,488,499
	Fixtures and tenant improvements	526,902	509,866
		4,998,795	4,951,921
	Depreciation	(1,497,861)	(1,427,057)
		3,500,934	3,524,864
	Construction in progress and land	43,392	37,467
	Real estate, net	3,544,326	3,562,331

	Investments in and advances to JVs	75,097	77,297
	Investment in and advances to affiliate (1)	190,070	190,035
	Cash	57,945	69,742
	Restricted cash	3,206	4,672
	Receivables and straight-line (2)	61,984	73,517
	Intangible assets, net (3)	101,071	111,022
	Other assets, net	19,759	19,668
	Total Assets	4,053,458	4,108,284

	Liabilities and Equity:
	Revolving credit facilities	0	135,000
	Unsecured debt	1,450,691	1,449,613
	Unsecured term loan	99,723	99,635
	Secured debt	248,008	249,260
		1,798,422	1,933,508
	Dividends payable	28,248	14,844
	Other liabilities (4)	209,757	215,109
	Total Liabilities	2,036,427	2,163,461

	Preferred shares	175,000	325,000
	Common shares	21,104	19,400
	Paid-in capital	5,940,528	5,705,164
	Distributions in excess of net income	(4,123,347)	(4,099,534)
	Deferred compensation	4,484	5,479
	Other comprehensive income	0	(2,682)
	Common shares in treasury at cost	(4,311)	(11,319)
	Non-controlling interests	3,573	3,315
	Total Equity	2,017,031	1,944,823

	Total Liabilities and Equity	$4,053,458	$4,108,284

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	70	35

(2)	SL rents (including fixed CAM), net	30,365	30,552

(3)	Operating lease right of use assets	19,618	$20,604

(4)	Operating lease liabilities	39,013	39,794
	Below-market leases, net	55,538	57,348

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	2Q21	2Q20	2Q21	2Q20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$21,869	($4,613)	$21,869	($4,613)
Fee income	(8,754)	(9,311)	(8,754)	(9,311)
Interest expense	19,136	19,811	19,136	19,811
Depreciation and amortization	47,217	40,873	47,217	40,873
General and administrative	12,425	13,502	12,425	13,502
Other expense (income), net	324	(2,938)	324	(2,938)
Equity in net (income) loss of joint ventures	(4,850)	1,513	(4,850)	1,513
Reserve of preferred equity interests	0	4,878	0	4,878
Tax expense	490	342	490	342
Loss on sale of joint venture interest	0	128	0	128
Gain on disposition of real estate, net	(218)	(2)	(218)	(2)
Income from non-controlling interests	118	210	118	210
Consolidated NOI	87,757	64,393	87,757	64,393
SITE Centers' consolidated JV	0	0	(306)	(404)
Consolidated NOI, net of non-controlling interests	87,757	64,393	87,451	63,989

Net income (loss) from unconsolidated joint ventures	15,146	(13,053)	3,809	(1,674)
Interest expense	10,971	15,100	2,706	2,985
Depreciation and amortization	16,587	23,575	3,791	4,219
Impairment charges	0	1,520	0	304
Preferred share expense	0	4,554	0	227
Other expense, net	3,010	2,941	744	620
(Gain) loss on disposition of real estate, net	(8,186)	(4)	(1,637)	4
Unconsolidated NOI	$37,528	$34,633	9,413	6,685

Total Consolidated + Unconsolidated NOI			96,864	70,674
Less: Non-Same Store NOI adjustments			234	4,050
Total SSNOI including redevelopment			97,098	74,724
Less: Redevelopment Same Store NOI adjustments			(4,247)	(2,566)
Total SSNOI excluding redevelopment			$92,851	$72,158

SSNOI % Change including redevelopment			29.9%
SSNOI % Change excluding redevelopment			28.7%

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	6M21	6M20	6M21	6M20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$37,877	$29,720	$37,877	$29,720
Fee income	(16,906)	(24,539)	(16,906)	(24,539)
Interest expense	38,531	40,398	38,531	40,398
Depreciation and amortization	92,777	83,866	92,777	83,866
General and administrative	29,820	24,878	29,820	24,878
Other expense, net	690	10,986	690	10,986
Impairment charges	7,270	0	7,270	0
Equity in net income of joint ventures	(9,235)	(658)	(9,235)	(658)
Reserve of preferred equity interests	0	22,935	0	22,935
Tax expense	855	575	855	575
Gain on sale of joint venture interest	(13,908)	(45,553)	(13,908)	(45,553)
Gain on disposition of real estate, net	(198)	(775)	(198)	(775)
Income from non-controlling interests	291	505	291	505
Consolidated NOI	167,864	142,338	167,864	142,338
SITE Centers' consolidated JV	0	0	(673)	(881)
Consolidated NOI, net of non-controlling interests	167,864	142,338	167,191	141,457

Net income (loss) from unconsolidated joint ventures	48,662	(31,707)	8,187	307
Interest expense	21,918	32,855	5,407	6,314
Depreciation and amortization	33,704	53,679	7,675	9,415
Impairment charges	0	33,240	0	1,890
Preferred share expense	0	9,084	0	454
Other expense, net	5,974	7,598	1,486	1,556
Gain on disposition of real estate, net	(36,587)	(8,910)	(4,478)	(1,735)
Unconsolidated NOI	$73,671	$95,839	18,277	18,201

Total Consolidated + Unconsolidated NOI			185,468	159,658
Less: Non-Same Store NOI adjustments			1,214	5,881
Total SSNOI including redevelopment			186,682	165,539
Less: Redevelopment Same Store NOI adjustments			(7,435)	(5,139)
Total SSNOI excluding redevelopment			$179,247	$160,400

SSNOI % Change including redevelopment			12.8%
SSNOI % Change excluding redevelopment			11.8%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Shopping Center Count
Operating Centers - 100%	137	138	138	147	148
Wholly Owned	80	78	78	69	69
JV Portfolio	57	60	60	78	79

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	24,327	24,370	24,429	22,587	22,594
Wholly Owned	21,605	21,580	21,639	19,600	19,594
JV Portfolio - Pro Rata Share	2,722	2,790	2,790	2,987	3,000
Unowned - 100%	10,475	10,617	10,562	12,408	12,433

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.39	$18.39	$18.50	$18.53	$18.51
Base Rent PSF < 10K	$29.17	$28.91	$29.10	$29.17	$29.00
Base Rent PSF > 10K	$15.35	$15.39	$15.46	$15.52	$15.50

Commenced Rate	89.7%	88.6%	88.7%	89.7%	90.4%
Commenced Rate < 10K SF	79.7%	80.1%	80.4%	81.1%	83.8%
Commenced Rate > 10K SF	93.0%	91.3%	91.4%	92.4%	92.5%

Leased Rate	91.8%	91.4%	91.6%	91.9%	92.4%
Leased Rate < 10K SF	82.9%	82.8%	82.8%	83.3%	86.5%
Leased Rate > 10K SF	94.6%	94.1%	94.3%	94.6%	94.2%

Wholly Owned SITE
Base Rent PSF	$18.61	$18.62	$18.75	$18.89	$18.86
Leased Rate	92.3%	91.9%	91.9%	92.0%	92.4%
Leased Rate < 10K SF	82.7%	82.7%	82.7%	83.3%	86.8%
Leased Rate > 10K SF	95.4%	94.7%	94.7%	94.6%	94.1%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.62	$16.57	$16.62	$16.25	$16.25
Leased Rate	87.2%	87.4%	89.0%	91.3%	92.3%
Leased Rate < 10K SF	84.0%	83.2%	83.6%	83.3%	84.9%
Leased Rate > 10K SF	88.5%	89.1%	91.1%	94.4%	95.2%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	89.3%	89.1%	88.7%	87.0%	87.8%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	10.7%	10.9%	11.3%	13.0%	12.2%

Quarterly SITE SSNOI at share including Redevelopment	29.9%	(1.4%)	(12.0%)	(16.5%)	(18.1%)
Quarterly SITE SSNOI at share excluding Redevelopment	28.7%	(2.1%)	(11.8%)	(17.8%)	(19.1%)

TTM Total Leasing - at pro rata share (GLA in 000's)	3,331	2,954	2,808	2,491	2,462
TTM Blended New and Renewal Rent Spreads - at pro rata share	1.7%	1.9%	3.4%	5.5%	5.6%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2021	December 31, 2020	December 31, 2019
Capital Structure
Market Value Per Share	$15.06	$10.12	$14.02

Common Shares Outstanding	211,040	193,363	193,821
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	211,180	193,504	193,962

Common Shares Equity	$3,180,374	$1,958,258	$2,719,342

Perpetual Preferred Stock - Class K (1)	0	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$325,000	$325,000

Unsecured Credit Facilities	0	135,000	5,000
Unsecured Term Loan	100,000	100,000	100,000
Unsecured Notes Payable	1,456,459	1,456,031	1,656,156
Mortgage Debt (includes JVs at SITE share)	465,179	473,576	372,498
Total Debt (includes JVs at SITE share)	2,021,638	2,164,607	2,133,654
Less: Cash (including restricted cash)	61,151	74,414	19,133
Net Debt	$1,960,487	$2,090,193	$2,114,521

Total Market Capitalization	$5,315,861	$4,373,451	$5,158,863

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,745,617	1,842,053	1,848,801
Consolidated Adjusted EBITDA - TTM	314,573	300,012	361,517
Average Consolidated Net Debt / Adjusted EBITDA (2)	5.5X	6.1X	5.1X

Average Pro-Rata Net Effective Debt	1,975,349	2,089,916	2,158,288
Pro-Rata Adjusted EBITDA - TTM	326,108	312,708	378,942
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	6.1X	6.7X	5.7X

Outstanding Debt & Obligations	1,817,335	1,953,194	1,868,599
Undepreciated Real Estate Assets	5,307,355	5,256,719	5,194,413
Total Debt to Real Estate Assets Ratio (3)	34%	37%	36%
Covenant	65%	65%	65%

Secured Debt & Obligations	247,626	248,917	94,196
Total Assets	5,546,177	5,529,204	5,374,643
Secured Debt to Assets Ratio	4%	5%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,668,804	4,624,168	4,500,271
Unsecured Debt & Obligations	1,569,710	1,704,277	1,774,404
Unencumbered Assets to Unsecured Debt (3)	297%	271%	254%
Covenant	135%	135%	135%

Net Income Available for Debt Service	289,836	264,148	336,137
Maximum Annual Service Charge	79,221	80,913	89,365
Fixed Charge Coverage Ratio	3.7X	3.3X	3.8X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	289,836	280,716	336,304
Fixed Charge Coverage Ratio Excluding Other Expenses	3.7X	3.5X	3.8X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	2Q21	2Q20	Change	2Q21		2Q20	Change

Leased rate	91.4%	93.0%	(1.6%)	92.2%		93.1%	(0.9%)
Commenced rate	89.4%	91.1%	(1.7%)	90.2%		91.7%	(1.5%)

Revenues:
Minimum rents	$114,357	$116,723		$88,434		$90,502
Recoveries	39,806	38,944		31,355		30,894
Uncollectible revenue	9,774	(20,936)		6,536		(15,974)
Percentage and overage rent	1,453	449		1,298		402
Ancillary and other rental income	2,272	1,480		1,662		1,076
	167,662	136,660	22.7%	129,285	(2)	106,900	20.9%
Expenses:
Operating and maintenance	(22,604)	(20,397)		(17,123)		(15,546)
Real estate taxes	(24,130)	(24,023)		(19,311)		(19,196)
	(46,734)	(44,420)	5.2%	(36,434)		(34,742)	4.9%
Total SSNOI excluding Redevelopment	$120,928	$92,240	31.1%	$92,851		$72,158	28.7%

Redevelopment SSNOI (3)	$4,247	$2,566		$4,247		$2,566
Total SSNOI including Redevelopment	$125,175	$94,806	32.0%	$97,098		$74,724	29.9%

Non-Same Store NOI	110	4,220		(234)		(4,050)
Total Consolidated + Unconsolidated NOI	$125,285	$99,026		$96,864		$70,674

SSNOI Operating Margin	72.1%	67.5%		71.8%		67.5%
SSNOI Recovery Rate	85.2%	87.7%		86.1%		88.9%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $0.7 million of accrued Minimum rents not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 4.4% of 2Q21 total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	6M21	6M20	Change	6M21		6M20	Change

Leased rate	91.4%	93.0%	(1.6%)	92.2%		93.1%	(0.9%)
Commenced rate	89.4%	91.1%	(1.7%)	90.2%		91.7%	(1.5%)

Revenues:
Minimum rents	$228,551	$233,978		$176,640		$181,052
Recoveries	79,474	78,686		62,556		62,256
Uncollectible revenue	12,704	(21,371)		8,220		(16,337)
Percentage and overage rents	2,857	1,224		2,374		1,072
Ancillary and other rental income	4,413	4,677		3,108		3,458
	327,999	297,194	10.4%	252,898	(2)	231,501	9.2%
Expenses:
Operating and maintenance	(46,181)	(42,588)		(34,992)		(32,588)
Real estate taxes	(48,408)	(48,311)		(38,659)		(38,513)
	(94,589)	(90,899)	4.1%	(73,651)		(71,101)	3.6%
Total SSNOI excluding Redevelopment	$233,410	$206,295	13.1%	$179,247		$160,400	11.8%

Redevelopment SSNOI (3)	$7,435	$5,139		$7,435		$5,139
Total SSNOI including Redevelopment	$240,845	$211,434	13.9%	$186,682		$165,539	12.8%

Non-Same Store NOI	690	26,743		(1,214)		(5,881)
Total Consolidated + Unconsolidated NOI	$241,535	$238,177		$185,468		$159,658

SSNOI Operating Margin - Ex Redevelopment	71.2%	69.4%		70.9%		69.3%
SSNOI Recovery Rate - Ex Redevelopment	84.0%	86.6%		84.9%		87.6%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $1.0 million of accrued Minimum rents not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 4.0% of YTD total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q21	31	90,838	$21.24	$20.17	5.3%	8.4	60	167,312	$22.17	8.8
1Q21	28	70,219	$25.26	$21.98	14.9%	7.7	59	219,005	$21.32	8.5
4Q20	27	141,570	$15.52	$16.14	(3.8%)	8.1	45	229,332	$16.23	9.2
3Q20	12	18,742	$35.04	$31.04	12.9%	7.7	29	160,730	$15.37	10.1
	98	321,369	$20.40	$19.43	5.0%	8.0	193	776,379	$18.77	9.0

Renewals
2Q21	88	706,137	$14.16	$13.46	5.2%	5.3	88	706,137	$14.16	5.3
1Q21	86	490,103	$16.78	$17.52	(4.2%)	5.3	86	490,103	$16.78	5.3
4Q20	82	715,371	$15.08	$15.37	(1.9%)	4.4	82	715,371	$15.08	4.4
3Q20	74	642,922	$16.62	$15.76	5.5%	4.9	74	642,922	$16.62	4.9
	330	2,554,533	$15.54	$15.35	1.2%	5.0	330	2,554,533	$15.54	5.0

New + Renewals
2Q21	119	796,975	$14.97	$14.23	5.2%	5.8	148	873,449	$15.69	6.3
1Q21	114	560,322	$17.84	$18.08	(1.3%)	5.8	145	709,108	$18.18	6.5
4Q20	109	856,941	$15.15	$15.50	(2.3%)	5.1	127	944,703	$15.36	5.7
3Q20	86	661,664	$17.14	$16.19	5.9%	5.0	103	803,652	$16.37	5.8
	428	2,875,902	$16.08	$15.81	1.7%	5.4	523	3,330,912	$16.29	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q21	144,844	$24.22	$1.95	$4.69	$1.16	$7.80	$16.42	8.7	34%	66%
1Q21	156,137	$21.22	$2.24	$4.51	$0.90	$7.65	$13.57	8.0	51%	49%
4Q20	225,132	$16.36	$2.07	$3.15	$0.77	$5.99	$10.37	8.6	72%	28%
3Q20	99,230	$21.39	$3.40	$2.27	$0.79	$6.46	$14.93	10.1	59%	41%
	625,343	$20.19	$2.33	$3.65	$0.89	$6.87	$13.32	8.7	56%	44%

Renewals
2Q21	706,137	$14.31	$0.05	$0.01	$0.00	$0.06	$14.25	5.3	85%	15%
1Q21	490,103	$16.93	$0.42	$0.00	$0.00	$0.42	$16.51	5.3	77%	23%
4Q20	715,371	$15.18	$0.11	$0.00	$0.02	$0.13	$15.05	4.4	76%	24%
3Q20	642,922	$16.76	$0.01	$0.00	$0.00	$0.01	$16.75	4.9	85%	15%
	2,554,533	$15.67	$0.13	$0.00	$0.00	$0.13	$15.54	5.0	81%	19%

New + Renewals
2Q21	850,981	$16.00	$0.50	$1.14	$0.28	$1.92	$14.08	6.1	76%	24%
1Q21	646,240	$17.96	$0.99	$1.43	$0.29	$2.71	$15.25	6.1	71%	29%
4Q20	940,503	$15.46	$0.85	$1.19	$0.30	$2.34	$13.12	5.5	75%	25%
3Q20	742,152	$17.38	$0.82	$0.54	$0.19	$1.55	$15.83	5.7	81%	19%
	3,179,876	$16.56	$0.77	$1.08	$0.27	$2.12	$14.44	5.8	76%	24%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	49	14	63	$22,366	6.0%	$25,473	1,583	6.5%	1,864	A/A2/NR
2	Dick's Sporting Goods (2)	14	4	18	10,070	2.7%	11,755	678	2.8%	824	NR
3	PetSmart	24	6	30	9,862	2.6%	11,209	572	2.4%	661	B/B2/NR
4	Michaels	23	9	32	9,071	2.4%	10,970	601	2.5%	761	B/NR/NR
5	Gap (3)	21	11	32	7,624	2.0%	9,577	393	1.6%	503	BB-/Ba2/NR
6	Ulta	27	8	35	7,572	2.0%	8,926	303	1.2%	366	NR
7	Bed Bath & Beyond (4)	18	2	20	7,360	2.0%	7,872	610	2.5%	659	B+/Ba3/NR
8	Nordstrom Rack	10	0	10	7,108	1.9%	7,108	362	1.5%	362	BB+/Baa3/BBB-
9	Best Buy	9	3	12	7,024	1.9%	8,570	437	1.8%	550	BBB+/A3/NR
10	Ross Stores (5)	16	17	33	6,940	1.9%	10,373	579	2.4%	953	BBB+/A2/NR
11	Kohl's	7	7	14	6,673	1.8%	10,646	748	3.1%	1,221	BBB-/Baa2/BBB-
12	Kroger (6)	7	5	12	6,545	1.8%	8,279	466	1.9%	668	BBB/Baa1/NR
13	AMC Theatres	2	3	5	5,912	1.6%	9,842	215	0.9%	400	CCC+/Caa3/NR
14	Burlington	7	4	11	5,238	1.4%	6,725	326	1.3%	454	BB+/NR/NR
15	Barnes & Noble	10	2	12	5,117	1.4%	5,653	257	1.1%	286	NR
16	Five Below	25	13	38	5,032	1.3%	6,568	247	1.0%	331	NR
17	Whole Foods	3	2	5	5,026	1.3%	5,771	208	0.9%	259	AA/A1/AA-
18	Designer Brands Inc. (DSW)	12	1	13	4,401	1.2%	4,686	265	1.1%	281	NR
19	Office Depot (7)	13	2	15	4,045	1.1%	4,520	297	1.2%	335	NR
20	Party City	14	5	19	3,817	1.0%	4,733	184	0.8%	237	CCC+/Caa1/CCC+
21	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.5%	600	A/A2/A
22	Petco	12	6	18	3,740	1.0%	4,907	178	0.7%	242	B/B2/NR
23	Jo-Ann	9	4	13	3,506	0.9%	4,268	300	1.2%	381	B/B2/NR
24	Cost Plus	10	3	13	3,505	0.9%	4,909	190	0.8%	263	NR
25	Staples	9	4	13	3,302	0.9%	3,971	209	0.9%	253	B/B2/NR
26	Total Wine & More	6	1	7	3,244	0.9%	3,437	165	0.7%	177	NR
27	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
28	Publix	3	13	16	2,988	0.8%	7,352	269	1.1%	786	NR
29	Ahold Delhaize (8)	2	5	7	2,952	0.8%	5,785	180	0.7%	385	BBB/Baa1/BBB+
30	Cineworld (Regal Cinemas)	3	0	3	2,940	0.8%	2,940	138	0.6%	138	CCC/NR/NR
31	CGV Cinemas	1	0	1	2,849	0.8%	2,849	74	0.3%	74	NR
32	Dollar Tree Stores	19	10	29	2,815	0.8%	3,647	240	1.0%	319	BBB/Baa2/NR
33	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
34	AT&T	19	10	29	2,374	0.6%	2,887	64	0.3%	84	BBB/Baa2/BBB+
35	Giant Eagle	2	1	3	2,344	0.6%	2,694	197	0.8%	253	NR
36	Macy's (9)	4	0	4	2,293	0.6%	2,293	183	0.8%	183	B+/Ba3/BB
37	Mattress Firm	13	7	20	2,020	0.5%	2,744	66	0.3%	93	NR
38	Caleres Inc.	10	3	13	1,992	0.5%	2,498	95	0.4%	119	B+/B1/NR
39	Hobby Lobby	5	0	5	1,943	0.5%	1,943	267	1.1%	267	NR
40	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
41	JPMorgan Chase	10	3	13	1,903	0.5%	2,083	44	0.2%	53	A-/NR/AA-
42	Carter's Childrenswear	13	9	22	1,901	0.5%	2,436	63	0.3%	87	BB+/NR/NR
43	Target	3	1	4	1,826	0.5%	2,091	502	2.1%	570	A/A2/A
44	L Brands (10)	15	5	20	1,804	0.5%	2,059	60	0.2%	69	BB-/Ba3/NR
45	T-Mobile (11)	21	9	30	1,740	0.5%	2,084	51	0.2%	64	BB/NR/BB+
46	Panera	11	2	13	1,729	0.5%	1,897	56	0.2%	63	NR
47	America's Best Contacts	16	5	21	1,655	0.4%	1,976	62	0.3%	76	NR
48	Darden (12)	8	2	10	1,592	0.4%	1,823	61	0.3%	73	BBB-/Baa3/BBB-
49	Albertsons Companies (13)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
50	Tailored Brands (14)	9	3	12	1,520	0.4%	1,759	76	0.3%	86	NR
	Top 50 Total	558	229	787	$220,061	58.9%	$272,766	14,503	59.6%	18,821
	Total Portfolio				$373,606	100.0%	$477,008	24,327	100.0%	32,492

(1) T.J. Maxx (17) / Marshalls (22) / HomeGoods (15) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (3)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Gap (2) / Old Navy (28) / Banana Republic (1) / Athleta (1)							(10) Bath & Body Works (18) / Victoria's Secret (2)
(4) Bed Bath (13) / buybuy Baby (7)							(11) T-Mobile (27) / Metro PCS (2) / Sprint (1)
(5) Ross Dress For Less (31) / dd's Discounts (2)							(12) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (6) / Harris Teeter (3) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(13) Safeway (1) / ACME (1)
(7) Office Depot (7) / OfficeMax (8)							(14) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	14	0.1%	87	0.0%	$6.21	44	51	1.1%	$1,233	0.9%	$24.18	45	65	0.3%	$1,320	0.4%	$20.31
2021	14	269	1.6%	4,372	1.8%	$16.25	133	167	3.5%	4,677	3.4%	$28.01	147	436	2.0%	9,049	2.4%	$20.75
2022	76	1,861	10.9%	25,130	10.6%	$13.50	376	771	16.3%	21,779	15.9%	$28.25	452	2,632	12.1%	46,909	12.6%	$17.82
2023	115	2,682	15.7%	35,590	15.0%	$13.27	335	686	14.5%	19,633	14.4%	$28.62	450	3,368	15.4%	55,223	14.8%	$16.40
2024	111	2,676	15.7%	36,008	15.2%	$13.46	341	666	14.1%	19,510	14.3%	$29.29	452	3,342	15.3%	55,518	14.9%	$16.61
2025	99	2,428	14.2%	34,925	14.7%	$14.38	289	633	13.4%	17,271	12.6%	$27.28	388	3,061	14.0%	52,196	14.0%	$17.05
2026	88	2,003	11.7%	25,119	10.6%	$12.54	222	499	10.5%	13,955	10.2%	$27.97	310	2,502	11.5%	39,074	10.5%	$15.62
2027	48	1,325	7.8%	19,774	8.3%	$14.92	106	270	5.7%	7,923	5.8%	$29.34	154	1,595	7.3%	27,697	7.4%	$17.36
2028	33	671	3.9%	9,379	4.0%	$13.98	98	256	5.4%	8,216	6.0%	$32.09	131	927	4.3%	17,595	4.7%	$18.98
2029	30	790	4.6%	12,066	5.1%	$15.27	95	236	5.0%	7,693	5.6%	$32.60	125	1,026	4.7%	19,759	5.3%	$19.26
2030	31	744	4.4%	10,144	4.3%	$13.63	93	219	4.6%	6,920	5.1%	$31.60	124	963	4.4%	17,064	4.6%	$17.72
Thereafter	50	1,607	9.4%	24,404	10.3%	$15.19	90	284	6.0%	7,798	5.7%	$27.46	140	1,891	8.7%	32,202	8.6%	$17.03
Total	696	17,070	100.0%	$236,998	100.0%	$13.88	2,222	4,738	100.0%	$136,608	100.0%	$28.83	2,918	21,808	100.0%	$373,606	100.0%	$17.13

Signed Not Open	18	341		4,818		$14.13	91	204		5,780		$28.33	109	545		10,598		$19.45
Vacant	58	988					423	1,015					481	2,003

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	36	36	0.8%	$921	0.7%	$25.58	36	36	0.2%	$921	0.2%	$25.58
2021	4	68	0.4%	1,356	0.6%	$19.94	98	117	2.5%	3,316	2.4%	$28.34	102	185	0.8%	4,672	1.3%	$25.25
2022	21	399	2.3%	5,217	2.2%	$13.08	228	403	8.5%	11,017	8.1%	$27.34	249	802	3.7%	16,234	4.3%	$20.24
2023	15	169	1.0%	3,586	1.5%	$21.22	204	322	6.8%	8,999	6.6%	$27.95	219	491	2.3%	12,585	3.4%	$25.63
2024	14	229	1.3%	3,604	1.5%	$15.74	196	322	6.8%	10,032	7.3%	$31.16	210	551	2.5%	13,636	3.6%	$24.75
2025	16	270	1.6%	3,684	1.6%	$13.64	170	279	5.9%	7,712	5.6%	$27.64	186	549	2.5%	11,396	3.1%	$20.76
2026	10	136	0.8%	2,394	1.0%	$17.60	132	213	4.5%	5,859	4.3%	$27.51	142	349	1.6%	8,253	2.2%	$23.65
2027	18	327	1.9%	6,543	2.8%	$20.01	118	220	4.6%	7,195	5.3%	$32.70	136	547	2.5%	13,738	3.7%	$25.12
2028	25	438	2.6%	6,837	2.9%	$15.61	121	271	5.7%	8,220	6.0%	$30.33	146	709	3.3%	15,057	4.0%	$21.24
2029	23	416	2.4%	5,720	2.4%	$13.75	122	225	4.7%	6,384	4.7%	$28.37	145	641	2.9%	12,104	3.2%	$18.88
2030	23	432	2.5%	7,131	3.0%	$16.51	106	223	4.7%	6,304	4.6%	$28.27	129	655	3.0%	13,435	3.6%	$20.51
Thereafter	527	14,186	83.1%	190,926	80.6%	$13.46	691	2,107	44.5%	60,649	44.4%	$28.78	1,218	16,293	74.7%	251,575	67.3%	$15.44
Total	696	17,070	100.0%	$236,998	100.0%	$13.88	2,222	4,738	100.0%	$136,608	100.0%	$28.83	2,918	21,808	100.0%	$373,606	100.0%	$17.13

Note: Includes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$1,623	$7,479	$0	$1,623		2Q22	2Q23	Sierra Trading Post
1000 Van Ness	San Francisco, CA	100%		4,810	-	4,810	-	-		2Q21	2Q21	CGV Cinemas
Woodfield Village Green	Chicago, IL	100%		-	1,295	-	-	1,295		TBD	TBD	Costco
Perimeter Pointe	Atlanta, GA	100%		-	1,233	-	-	1,233		TBD	TBD	-
Total Redevelopment - Major			32%	$13,912	$4,151	$12,289	$0	$4,151

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Shoppers World	Boston, MA	100%		$6,672	$148	$6,524	$0	$148		4Q22	4Q23	-
University Hills	Denver, CO	100%		4,589	397	4,192	-	397		3Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	1,521	2,322	-	1,521		2Q22	4Q22	Mission BBQ
The Collection at Brandon Blvd	Tampa, FL	100%		2,020	1,820	200	1,775	45		1Q21	3Q21	Bolay, Panda Express
Chapel Hills	Denver, CO	100%		1,424	1,264	160	58	1,206		2Q21	3Q21	Chase
West Bay Plaza	Cleveland, OH	100%		335	55	280	55	-		4Q21	1Q22	Chase
Other Tactical Projects	N/A	100%		16,070	14,054	2,016	10,625	3,429
Total Redevelopment - Tactical			10%	$34,953	$19,259	$15,694	$12,513	$6,746

Other (3)				-	28,334	-	-	28,334
Undeveloped land (4)				-	4,161	-	-	4,161
Total Redevelopment Costs				$48,865	$55,905	$27,983	$12,513	$43,392	(5)

(1) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(2) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing portion) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $1 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
Acquisitions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

05/12/21	Shoppes at Addison Place	Delray Beach, FL	100%	52	$40,000	$17,862	$40,000	$17,862
05/25/21	Emmet Street Station	Charlottesville, VA	100%	11	8,750		8,750
		2Q 2021 Total		63	$48,750	$17,862	$48,750	$17,862

		Total YTD 2021		63	$48,750	$17,862	$48,750	$17,862

Dispositions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

02/02/21	Non-operating land sale	Toronto, CAN	10.0%		$83,294		$22,123
03/19/21	Merriam Village-Hobby Lobby Parcel	Merriam Village, KS	100.0%	55	9,250		9,250
03/31/21	Non-operating land sales		100.0%		2,200		2,200
		1Q 2021 Total		55	$94,744	$0	$33,573	$0

04/27/21	Cofer Crossing (DDRM Properties)	Tucker, GA	20.0%	136	$20,000	$9,273	$4,000	$1,855
05/13/21	Shoppes at Golden Acres (DDRM Properties)	New Port Richey, FL	20.0%	131	8,500	9,609	1,700	1,922
05/19/21	Heather Island (DDRM Properties)	Ocala, FL	20.0%	71	8,500	5,399	1,700	1,080
	Non-operating land sales		100.0%		1,865		1,865
		2Q 2021 Total		338	$38,865	$24,281	$9,265	$4,857

		Total YTD 2021		393	$133,609	$24,281	$42,838	$4,857

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$0	$0	1.00%				$0	1.00%
Unsecured Term Loan	100,000	100,000	1.10%				100,000	1.10%
Unsecured Public Debt	1,456,459	1,456,459	4.27%				1,456,459	4.27%
Fixed Rate Mortgage Loans	159,977	150,791	4.32%	$758,165	$177,980	4.71%	328,771	4.53%
Variable Rate Mortgage Loans	87,649	87,649	2.40%	243,798	48,759	3.05%	136,408	2.63%
Subtotal	$1,804,085	$1,794,899	4.01%	$1,001,963	$226,739	4.35%	$2,021,638	4.05%
Fair Market Value Adjustment	1,385	1,385		0	0		1,385
Unamortized Loan Costs, Net	(7,048)	(7,038)		(4,560)	(990)		(8,028)
Total	$1,798,422	$1,789,246	4.01%	$997,403	$225,749	4.35%	$2,014,995	4.05%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$1,060	$5,702	$0	$6,762	$6,762	4.76%
2022	2,055	149,460	0	151,515	142,329	3.13%
2023	1,260	35,177	187,209	223,646	223,646	2.62%
2024	749	27,059	65,614	93,422	93,422	4.11%
2025	46	25,058	457,142	482,246	482,246	3.80%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,506)	(3,506)	(3,506)
Total	$5,170	$242,456	$1,556,459	$1,804,085	$1,794,899	4.01%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$1,276	$96,910	$0	$98,186	$34,523	5.58%
2022	1,672	462,528	0	464,200	93,085	3.60%
2023	1,735	0	0	1,735	600	-
2024	1,799	364,320	0	366,119	73,486	4.97%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Total	$12,808	$989,155	$0	$1,001,963	$226,739	4.35%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	89.5%	4.3%	78.5%	4.7%	88.3%	4.3%
Variable	10.5%	1.7%	21.5%	3.0%	11.7%	2.0%

Recourse to SITE	86.7%	4.1%	0.0%	0.0%	77.0%	4.1%
Non-recourse to SITE	13.3%	4.3%	100.0%	4.3%	23.0%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$100,000	$100,000	01/23	L + 100
Unsecured Revolver ($950m)	0	0	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
	$100,000	$100,000
Public Debt
Unsecured Notes	87,110	87,110	05/23	3.52%
Unsecured Notes	65,527	65,527	08/24	4.07%
Unsecured Notes	455,930	455,930	02/25	3.79%
Unsecured Notes	398,380	398,380	02/26	4.43%
Unsecured Notes	449,512	449,512	06/27	4.80%
	$1,456,459	$1,456,459
Mortgage Debt
Chapel Hills East, CO	5,903	5,903	12/21	4.76%
January 2022 Loan Pool (3 Assets)	87,649	87,649	01/22	2.40%
Paradise Village Gateway, AZ (SITE 67%)	27,834	18,648	01/22	4.90%
White Oak Village	34,250	34,250	09/22	4.05%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	20,296	20,296	01/23	4.32%
Concourse Village, FL	12,871	12,871	02/24	4.32%
Larkin's Corner, PA	16,166	16,166	06/24	4.09%
Shoppes at Addison Place (North), FL	9,130	9,130	02/25	4.08%
Shoppes at Addison Place (South), FL	7,292	7,292	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,399	1,399	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$247,626	$238,440

Consolidated Debt Subtotal	$1,804,085	$1,794,899
FMV Adjustment – Assumed Debt	1,385	1,385
Unamortized Loan Costs, Net	(7,048)	(7,038)
Total Consolidated Debt	$1,798,422	$1,789,246

Rate Type
Fixed	$1,616,436	$1,607,251	4.2 years	4.28%
Variable	187,648	187,648	1.1 years	1.71%
	$1,804,084	$1,794,899	3.9 years	4.01%
Perpetual Preferred Stock
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
Sun Center Limited, OH (SITE 79%) (2)	Other	18,865	14,988	08/21	6.48%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	61,766	15,905	09/21	4.91%
October 2021 Loan Pool (4 assets)	SAU	13,312	2,662	10/21	4.74%
Flat Shoals Crossing, GA	SAU	3,430	686	10/21	4.65%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (11 assets)	DDRM	148,486	29,697	07/22	2.76%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	3.49%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
Lennox Town Center Limited, OH (SITE 50%)	Other	38,598	19,299	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	39,144	7,829	05/28	4.20%
Unconsolidated Debt Subtotal		$1,001,963	$226,739
Unamortized Loan Costs, Net		(4,560)	(990)
Total Unconsolidated Debt		$997,403	$225,749

Rate Type
Fixed		$758,165	$177,980	2.4 years	4.71%
Variable		243,798	48,759	1.0 years	3.05%
		$1,001,963	$226,739	2.1 years	4.35%

(1) Assumes borrower extension options are exercised.
(2) Maturity extended to 11/21

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended June 30, 2021	Twelve months ended June 30, 2020
Consolidated
Consolidated net income to SITE	$43,878	$77,352
Interest expense	75,738	82,306
Income taxes, net	1,412	657
Depreciation and amortization	179,580	166,285
Adjustments for non-controlling interests	(728)	(728)
EBITDA	299,880	325,872
Impairments	12,470	2,750
(Adjustment) reserve of preferred equity interests	(3,542)	32,746
Gain on sale of joint venture interests	(13,819)	(45,553)
Gain on disposition of real estate, net	(492)	(15,566)
EBITDAre	294,497	300,249
Separation charges	1,650	0
Equity in net income of JVs	(10,093)	(9,343)
Other expense, net	7,553	17,117
Business interruption income	0	(885)
JV OFFO (at SITE Share)	20,966	27,935
Adjusted EBITDA (1)	314,573	335,073

Consolidated debt-average	1,842,636	1,872,862
Partner share of consolidated debt-average	(9,273)	(9,443)
Loan costs, net-average	7,400	8,612
Face value adjustments-average	(1,008)	(841)
Cash and restricted cash-average	(94,138)	(69,353)
Average net effective debt	$1,745,617	$1,801,837

Debt/Adjusted EBITDA – Consolidated (2)	5.5x	5.4x

Pro rata including JVs
EBITDAre	305,339	318,904
Adjusted EBITDA	326,108	349,809

Consolidated net debt-average	1,745,617	1,801,837
JV debt (at SITE Share)-average	241,087	282,700
Cash and restricted cash-average	(11,355)	(12,191)
Average net effective debt	$1,975,349	$2,072,346

Debt/Adjusted EBITDA – Pro Rata (2)	6.1x	5.9x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	2Q21 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	31	5,025	89.3%	$14.28	$14,008		$912,866	$462,528

Chinese Institutional Investors DTP	20%	10	3,397	92.5%	14.54	13,912		578,651	364,320

State of Utah SAU	20%	11	906	87.3%	13.29	2,269		128,710	55,886

Various Investors Other	Various	4	1,264	85.1%	22.71	5,432		188,171	119,229
Total (3)		56	10,592	89.7%	$15.05	$35,621		$1,808,398	$1,001,963
Property management fees						1,775	(1)
Assets sold in 2Q2021						132	(1)
Net operating income						$37,528	(4)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $4.6 million or $1.0 million at SITE's Share.

(3) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest. All others presented at 100%.

(4) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q21		Balance Sheet Pro Rata Adjustments 2Q21
Revenues:		Assets:
Rental Income (2)	$12,632	Land	$93,442
Other income (3)	215	Buildings	266,264
	12,847	Improvements	33,834
Expenses:			393,540
Operating and maintenance	1,778	Depreciation	(115,871)
Real estate taxes	1,656		277,669
	3,434	Construction in progress and land	977
Net Operating Income	9,413	Real estate, net	278,646
		Investment in JVs	(2,250)
Other Income (expense):		Cash and restricted cash	12,065
Fee income	(677)	Receivables, net	4,850
Impairment charges	0	Other assets, net	11,876
Interest expense	(2,706)	Total Assets	$305,187
Depreciation and amortization	(3,791)
Other income (expense), net	(67)	Liabilities and Equity:
Income before earnings from JVs	2,172	Mortgage debt	$225,749
Equity in net income of JVs	(4,850)	Notes payable to SITE	980
Basis differences of JVs	1,041	Other liabilities	12,828
Gain on disposition of real estate	1,637	Total Liabilities	239,557
Net income	$0	JVs share of equity	(2,250)
		Distributions in excess of net income	67,880
FFO Reconciliation 2Q21		Total Equity	65,630
Income before earnings from JVs	$2,172	Total Liabilities and Equity	$305,187
Depreciation and amortization	3,791
Basis differences of JVs	8
FFO at SITE's Ownership Interests	$5,971
OFFO at SITE's Ownership Interests	$6,001

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$8,200
Ground lease minimum rents	418
Percentage and overage rent	54
Straight-line rent, net	17
Amortization of (above) below market rent, net	94
Recoveries	2,725
Uncollectible revenue	1,124
(3) Other Income:
Ancillary and other rental income	203
Lease termination fees	12

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	2Q21	2Q20	6M21	6M20
Revenues:
Rental income (1)	$50,527	$52,713	$99,806	$136,741
Other income (2)	870	553	2,151	2,146
	51,397	53,266	101,957	138,887
Expenses:
Operating and maintenance	7,425	8,688	15,194	20,643
Real estate taxes	6,444	9,945	13,092	22,405
	13,869	18,633	28,286	43,048

Net operating income	37,528	34,633	73,671	95,839

Other income (expense):
Interest expense	(10,971)	(15,100)	(21,918)	(32,855)
Depreciation and amortization	(16,587)	(23,575)	(33,704)	(53,679)
Impairment charges	0	(1,520)	0	(33,240)
Preferred share expense	0	(4,554)	0	(9,084)
Other expense, net	(3,010)	(2,941)	(5,974)	(7,598)
	6,960	(13,057)	12,075	(40,617)
Gain on disposition of real estate, net	8,186	4	36,587	8,910
Net income (loss) attributable to unconsolidated JVs	15,146	(13,053)	48,662	(31,707)
Depreciation and amortization	16,587	23,575	33,704	53,679
Impairment of real estate	0	1,520	0	33,240
Gain on disposition of real estate, net	(8,186)	(4)	(36,587)	(8,910)
FFO	$23,547	$12,038	$45,779	$46,302
FFO at SITE's ownership interests	$5,971	$2,998	$11,406	$10,141
Operating FFO at SITE's ownership interests	$6,001	$2,998	$11,436	$10,183
(1) Rental Income:
Minimum rents	$32,849	$44,887	$66,137	$103,228
Ground lease minimum rents	1,542	2,612	3,123	5,994
Percentage and overage rent	205	90	587	480
Straight-line rent, net	55	(2,107)	295	(1,849)
Amortization of (above) below market rent, net	471	1,050	1,077	3,285
Recoveries	11,012	15,334	22,602	34,809
Uncollectible revenue	4,393	(9,153)	5,985	(9,206)
(2) Other Income:
Ancillary and other rental income	811	552	1,757	2,126
Lease Termination fees	59	1	394	20

Combined Balance Sheet
			At Period End
			2Q21	4Q20
Assets:
Land			$433,407	$441,412
Buildings			1,227,351	1,258,879
Improvements			142,829	137,663
			1,803,587	1,837,954
Depreciation			(500,877)	(492,288)
			1,302,710	1,345,666
Construction in progress and land			4,811	58,201
Real estate, net			1,307,521	1,403,867
Cash and restricted cash			45,155	35,212
Receivables, net			19,798	25,719
Other assets, net			57,876	61,381
Total Assets			1,430,350	1,526,179

Liabilities and Equity:
Mortgage debt			997,403	1,029,579
Notes and accrued interest payable to SITE			4,712	4,375
Other liabilities			59,208	57,349
Total Liabilities			1,061,323	1,091,303
Accumulated equity			369,027	434,876
Total Equity			369,027	434,876
Total Liabilities and Equity			$1,430,350	$1,526,179

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	18	2,283	9.4%	90.2%	$28,563	7.6%	$14.11
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,165	4.8%	79.6%	23,707	6.3%	$25.85
3	Columbus, OH	7	1,582	6.5%	94.6%	23,296	6.2%	$16.14
4	Orlando-Kissimmee-Sanford, FL	7	1,325	5.4%	95.4%	22,763	6.1%	$19.51
5	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,238	5.1%	95.7%	22,202	5.9%	$22.33
6	Boston-Cambridge-Newton, MA-NH	2	1,421	5.8%	94.3%	22,154	5.9%	$25.44
7	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.7%	94.9%	21,668	5.8%	$16.49
8	Denver-Aurora-Lakewood, CO	4	1,367	5.6%	91.2%	20,768	5.6%	$17.46
9	Trenton, NJ	2	1,153	4.7%	93.2%	19,866	5.3%	$19.85
10	Los Angeles-Long Beach-Anaheim, CA	3	896	3.7%	95.8%	15,154	4.1%	$23.33
11	Phoenix-Mesa-Scottsdale, AZ	4	885	3.6%	85.5%	13,304	3.6%	$19.05
12	San Antonio-New Braunfels, TX	3	1,044	4.3%	85.2%	13,039	3.5%	$17.36
13	New York-Newark-Jersey City, NY-NJ-PA	8	793	3.3%	92.8%	11,916	3.2%	$18.32
14	Tampa-St. Petersburg-Clearwater, FL	7	663	2.7%	94.7%	9,455	2.5%	$17.72
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	98.7%	9,244	2.5%	$21.58
16	Cincinnati, OH-KY-IN	2	588	2.4%	90.9%	9,221	2.5%	$16.99
17	Richmond, VA	3	591	2.4%	92.1%	9,082	2.4%	$20.45
18	Portland-Vancouver-Hillsboro, OR-WA	2	414	1.7%	90.9%	8,504	2.3%	$22.91
19	Cleveland-Elyria, OH	2	553	2.3%	91.4%	6,955	1.9%	$14.51
20	San Francisco-Oakland-Hayward, CA	3	229	0.9%	90.9%	6,556	1.8%	$31.61
	Other	38	4,323	17.8%	91.5%	56,189	15.0%	$15.56
	Total	137	24,327	100.0%	91.8%	$373,606	100.0%	$18.39

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$17.59	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		352	423	$15.89	DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.72	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$28.53	PetSmart, Ross Dress for Less
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.44	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.34	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.52	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		276	289	$22.26	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.30	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$29.48	CGV Cinemas, The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.25	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	544	$13.25	Barnes & Noble, Best Buy, Burlington Coat Factory, DSW, Michaels (U), Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		241	258	$19.52	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$19.01	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$17.85	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.36	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.56	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.47	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.77	Big Lots, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.97	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.51	Walmart Neighborhood Market
23	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	56	$44.02	—
24	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	134	$17.37	Ross Dress for Less, T.J. Maxx
25	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.73	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
26	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.12	Publix
27	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.67	Home Depot (U), Jo-Ann, Ross Dress for Less
28	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.45	LA Fitness (U), The Fresh Market
29	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$15.89	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
30	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$14.66	Publix, Ross Dress for Less
31	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.88	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
32	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	73	$12.29	Aldi, Athletica Health & Fitness
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$16.23	Publix, Ross Dress for Less, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$21.61	—
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$17.64	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	100	$26.45	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	264	264	$13.49	Badcock Home Furniture &more, dd's Discounts, Presidente Supermarket, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.03	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.87	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.79	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.68	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.53	buybuy BABY, Lowe's (U), PetSmart
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$12.55	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$27.15	Publix (U), Target (U)
45	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.87	Publix, Walmart (U)
46	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$35.58	—
47	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.40	Office Depot (U), Publix, Ross Dress for Less
48	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$23.42	—
49	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.86	Kroger
50	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.46	Publix
51	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	360	$19.13	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
52	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$14.21	Publix
53	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.73	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
54	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.38	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
55	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.73	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
56	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.19	Kroger
57	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.58	Publix
58	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.50	Goodwill
59	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$12.32	Aaron's
60	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.49	—
61	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$13.58	Dick's Sporting Goods Warehouse, Publix, Ross Dress for Less
62	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$13.48	Movie Tavern
63	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.36	buybuy BABY, Home Depot, Jo-Ann, Kroger
64	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.18	Publix
65	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$15.42	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
66	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$32.75	Mariano's, XSport Fitness
67	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
68	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.56	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
69	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		490	656	$22.29	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
70	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.37	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
71	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.97	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Michaels, Target (U)
72	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	924	$14.58	Cinemark, Dick's Sporting Goods, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
73	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.25	Lidl, Regency Furniture

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$17.13	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
75	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.41	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
76	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.96	Kohl's, Stop & Shop
77	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.57	AMC Theatres, Best Buy, Kohl's, Marshalls, Ross Dress for Less
78	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.49	Burlington, Micro Center, PetSmart, Target, Trader Joe's
79	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.49	Costco (U), HomeGoods, HomeSense, Target (U)
80	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$29.90	Whole Foods
81	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$34.14	Sam's Club (U), Walmart (U)
82	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.21	Stop & Shop
83	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
84	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.69	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
85	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
86	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	89	$20.95	—
87	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		546	974	$19.65	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
88	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		607	1,115	$17.83	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans
89	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	249	$12.76	Home Depot, Super Stop & Shop
90	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.04	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
91	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	846	$13.86

AMC Theatres, American Freight Outlet Stores, AutoZone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

92	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$24.56	Harris Teeter, Marshalls, PetSmart
93	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$16.45	The Fresh Market
94	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$13.11	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
95	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.37	Lowes Foods
96	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.45	Harris Teeter
97	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$13.06	Lowes Foods
98	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$18.13	—
99	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$16.02	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Target (U), Urban Air Trampoline & Adventure Park
100	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$10.86	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
101	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.03	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
102	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$15.69	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
103	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.82	Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
104	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		148	148	$23.13	Fresh Thyme Farmers Market, HomeSense
105	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$14.95	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
106	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.45	Burlington, HomeGoods
107	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.30	Barnes & Noble, Marshalls, Phoenix Theatres, Staples, Target

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.74	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, Target (U), T.J. Maxx
109	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$16.94	Ashley Furniture HomeStore, Michaels, PGA Tour Superstore, Staples, Whole Foods
110	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.59	Giant Eagle
111	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.50	Giant Eagle
112	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.63	Burlington, Kohl's, Planet Fitness
113	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		317	579	$20.24	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
114	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$34.23	—
115	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	386	$16.46	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
116	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	225	$9.55	ACME, Walmart
117	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	386	$9.37	Christmas Tree Shops, Home Depot, Jo-Ann
118	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.64	Food Lion, Jo-Ann, Kohl's, Marshalls
119	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$14.52	Marshalls, Michaels, T.J. Maxx, Total Wine & More, Walmart (U)
120	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	174	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
121	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.92	REI, Whole Foods
122	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$14.27	Kroger
123	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$6.30	—
124	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.21	Best Buy, Ross Dress for Less, Restoration Hardware Outlet
125	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$27.07	—
126	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$18.14	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
127	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	841	$12.17	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), Target (U), T.J. Maxx, Urban Air Trampoline & Adventure Park
128	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.12	Ross Dress for Less, Target (U)
129	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		446	621	$18.91	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
130	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	11	$51.82	—
131	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$18.22	Michaels, The Fresh Market
132	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.88	Barnes & Noble, Regal Cinemas, Skate Nation (U)
133	White Oak Village	Richmond, VA	Richmond	VA	100%		432	956	$15.63	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
134	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.61	Kroger
135	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.35	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
136	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
137	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.98	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,492	42,967
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2021 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Shopping Center Summary
Operating Centers – 100%	137	138	138	147	148
Wholly Owned - SITE	80	78	78	69	69
JV Portfolio	57	60	60	78	79

Owned and Ground Lease GLA – 100%	32,492	32,806	32,863	34,758	34,821
Wholly Owned - SITE	21,605	21,580	21,639	19,600	19,594
JV Portfolio – 100%	10,887	11,226	11,224	15,158	15,227
Unowned GLA – 100%	10,475	10,617	10,562	12,408	12,433

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.46	$17.43	$17.55	$17.22	$17.22
Base Rent PSF < 10K	$27.61	$27.37	$27.53	$27.27	$27.09
Base Rent PSF > 10K	$14.43	$14.43	$14.51	$14.24	$14.26
Commenced Rate	89.1%	88.1%	88.2%	89.0%	89.9%
Leased Rate	91.2%	90.8%	91.0%	91.4%	92.1%
Leased Rate < 10K SF	83.1%	82.5%	82.7%	82.6%	85.2%
Leased Rate > 10K SF	93.9%	93.7%	93.8%	94.2%	94.3%

Joint Venture (100%)
Base Rent PSF	$15.27	$15.24	$15.36	$15.14	$15.16
Leased Rate	88.8%	88.8%	89.3%	90.5%	91.7%
Leased Rate < 10K SF	83.8%	82.1%	82.6%	81.8%	83.5%
Leased Rate > 10K SF	90.8%	91.5%	91.9%	93.7%	94.7%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q21	18	76,487	$22.13	$20.82	6.3%	8.6	35	144,400	$23.05	9.0
1Q21	16	43,416	$33.70	$28.50	18.2%	7.7	38	187,639	$22.79	8.6
4Q20	19	122,056	$16.76	$17.40	(3.7%)	7.4	28	203,161	$16.97	9.0
3Q20	8	18,047	$35.25	$31.06	13.5%	7.7	17	156,919	$15.24	10.2
	61	260,006	$22.45	$21.21	5.8%	7.9	118	692,119	$19.42	9.1

Renewals
2Q21	42	569,976	$14.10	$13.35	5.6%	5.4	42	569,976	$14.10	5.4
1Q21	53	424,733	$16.36	$17.35	(5.7%)	5.4	53	424,733	$16.36	5.4
4Q20	47	522,326	$17.40	$17.77	(2.1%)	4.5	47	522,326	$17.40	4.5
3Q20	35	529,664	$17.63	$16.66	5.8%	4.8	35	529,664	$17.63	4.8
	177	2,046,699	$16.33	$16.17	1.0%	5.0	177	2,046,699	$16.33	5.0

New + Renewals
2Q21	60	646,463	$15.05	$14.23	5.8%	6.0	77	714,376	$15.91	6.5
1Q21	69	468,149	$17.97	$18.39	(2.3%)	5.8	91	612,372	$18.33	6.6
4Q20	66	644,382	$17.28	$17.70	(2.4%)	5.0	75	725,487	$17.28	5.7
3Q20	43	547,711	$18.21	$17.14	6.2%	5.0	52	686,583	$17.08	5.9
	238	2,306,705	$17.02	$16.73	1.7%	5.4	295	2,738,818	$17.11	6.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
2Q21	121,932	$25.45	$2.06	$5.44	$1.25	$8.75	$16.70	8.9
1Q21	124,771	$23.28	$2.48	$4.85	$0.97	$8.30	$14.98	8.1
4Q20	198,961	$17.05	$2.17	$3.65	$0.82	$6.64	$10.41	8.3
3Q20	95,419	$21.37	$3.43	$2.33	$0.79	$6.55	$14.82	10.2
	541,083	$21.14	$2.47	$4.03	$0.94	$7.44	$13.70	8.7

Renewals
2Q21	569,976	$14.24	$0.05	$0.01	$0.00	$0.06	$14.18	5.4
1Q21	424,733	$16.51	$0.48	$0.00	$0.00	$0.48	$16.03	5.4
4Q20	522,326	$17.51	$0.14	$0.00	$0.02	$0.16	$17.35	4.5
3Q20	529,664	$17.78	$0.00	$0.00	$0.00	$0.00	$17.78	4.8
	2,046,699	$16.46	$0.16	$0.00	$0.00	$0.16	$16.30	5.0

New + Renewals
2Q21	691,908	$16.22	$0.54	$1.35	$0.31	$2.20	$14.02	6.3
1Q21	549,504	$18.04	$1.06	$1.44	$0.29	$2.79	$15.25	6.1
4Q20	721,287	$17.38	$0.99	$1.52	$0.35	$2.86	$14.52	5.5
3Q20	625,083	$18.33	$0.93	$0.63	$0.22	$1.78	$16.55	5.7
	2,587,782	$17.44	$0.87	$1.25	$0.29	$2.41	$15.03	5.9

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q21	13	69,227	$15.65	$15.78	(0.8%)	7.4	25	112,030	$16.09	7.4
1Q21	12	134,014	$11.58	$11.44	1.2%	7.6	21	156,828	$12.50	7.4
4Q20	8	97,570	$7.76	$8.28	(6.3%)	17.0	17	127,309	$9.82	13.3
3Q20	4	5,125	$27.79	$30.20	(8.0%)	7.2	12	21,696	$20.66	7.9
	37	305,936	$11.55	$11.73	(1.5%)	9.6	75	417,863	$13.07	8.8

Renewals
2Q21	46	573,350	$13.42	$12.99	3.3%	5.1	46	573,350	$13.42	5.1
1Q21	33	277,564	$17.42	$16.82	3.6%	5.0	33	277,564	$17.42	5.0
4Q20	35	696,246	$9.40	$9.56	(1.7%)	4.2	35	696,246	$9.40	4.2
3Q20	39	578,038	$11.73	$11.17	5.0%	5.0	39	578,038	$11.73	5.0
	153	2,125,198	$12.17	$11.87	2.5%	4.9	153	2,125,198	$12.17	4.9

New + Renewals
2Q21	59	642,577	$13.66	$13.29	2.8%	5.4	71	685,380	$13.86	5.6
1Q21	45	411,578	$15.52	$15.07	3.0%	5.7	54	434,392	$15.64	5.7
4Q20	43	793,816	$9.20	$9.40	(2.1%)	5.6	52	823,555	$9.47	5.7
3Q20	43	583,163	$11.87	$11.34	4.7%	5.1	51	599,734	$12.06	5.2
	190	2,431,134	$12.09	$11.85	2.0%	5.4	228	2,543,061	$12.32	5.5

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q21	112,030	$17.08	$1.23	$0.14	$0.58	$1.95	$15.13	7.4
1Q21	156,828	$13.06	$1.30	$3.20	$0.64	$5.14	$7.92	7.4
4Q20	127,309	$10.39	$1.21	$0.29	$0.43	$1.93	$8.46	13.3
3Q20	21,696	$21.89	$2.47	$0.36	$0.75	$3.58	$18.31	7.9
	417,863	$13.78	$1.36	$1.19	$0.57	$3.12	$10.66	8.8

Renewals
2Q21	573,350	$13.59	$0.03	$0.01	$0.00	$0.04	$13.55	5.1
1Q21	277,564	$17.63	$0.00	$0.00	$0.00	$0.00	$17.63	5.0
4Q20	696,246	$9.47	$0.00	$0.00	$0.02	$0.02	$9.45	4.2
3Q20	578,038	$11.87	$0.18	$0.00	$0.00	$0.18	$11.69	5.0
	2,125,198	$12.30	$0.06	$0.00	$0.00	$0.06	$12.24	4.9

New + Renewals
2Q21	685,380	$14.16	$0.29	$0.04	$0.13	$0.46	$13.70	5.6
1Q21	434,392	$15.98	$0.61	$1.50	$0.30	$2.41	$13.57	5.7
4Q20	823,555	$9.61	$0.44	$0.10	$0.17	$0.71	$8.90	5.7
3Q20	599,734	$12.23	$0.31	$0.02	$0.04	$0.37	$11.86	5.2
	2,543,061	$12.54	$0.40	$0.31	$0.15	$0.86	$11.68	5.5

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	$0	$0.00	0.0%	19	41	1.0%	$956	$23.32	0.8%	19	41	0.2%	$956	$23.32	0.3%
2021	8	202	1.3%	3,523	$17.44	1.6%	56	121	2.9%	3,357	$27.74	2.8%	64	323	1.7%	6,880	$21.30	2.0%
2022	60	1,752	11.4%	24,013	$13.71	11.1%	221	666	16.2%	19,141	$28.74	16.0%	281	2,418	12.4%	43,154	$17.85	12.8%
2023	80	2,446	15.9%	32,481	$13.28	15.0%	191	592	14.4%	17,312	$29.24	14.4%	271	3,038	15.6%	49,793	$16.39	14.8%
2024	76	2,373	15.4%	32,888	$13.86	15.2%	199	575	14.0%	17,184	$29.89	14.3%	275	2,948	15.1%	50,072	$16.99	14.9%
2025	71	2,221	14.4%	32,243	$14.52	14.9%	175	563	13.7%	15,575	$27.66	13.0%	246	2,784	14.3%	47,818	$17.18	14.2%
2026	54	1,684	11.0%	21,844	$12.97	10.1%	132	431	10.5%	12,241	$28.40	10.2%	186	2,115	10.9%	34,085	$16.12	10.1%
2027	32	1,222	7.9%	18,243	$14.93	8.4%	64	233	5.7%	6,793	$29.15	5.7%	96	1,455	7.5%	25,036	$17.21	7.4%
2028	20	599	3.9%	8,435	$14.08	3.9%	66	225	5.5%	7,189	$31.95	6.0%	86	824	4.2%	15,624	$18.96	4.6%
2029	22	735	4.8%	11,301	$15.38	5.2%	56	196	4.8%	6,542	$33.38	5.5%	78	931	4.8%	17,843	$19.17	5.3%
2030	25	713	4.6%	9,748	$13.67	4.5%	66	200	4.9%	6,414	$32.07	5.4%	91	913	4.7%	16,162	$17.70	4.8%
Thereafter	33	1,425	9.3%	22,189	$15.57	10.2%	63	263	6.4%	7,162	$27.23	6.0%	96	1,688	8.7%	29,351	$17.39	8.7%
Total	481	15,372	100.0%	$216,908	$14.11	100.0%	1,308	4,106	100.0%	$119,866	$29.19	100.0%	1,789	19,478	100.0%	$336,774	$17.29	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	0	$0.00	0.0%	15	28	0.7%	$712	$25.43	0.6%	15	28	0.1%	$712	$25.43	0.2%
2021	3	66	0.4%	1,306	$19.79	0.6%	40	86	2.1%	2,373	$27.59	2.0%	43	152	0.8%	3,679	$24.20	1.1%
2022	16	352	2.3%	4,854	$13.79	2.2%	126	337	8.2%	9,280	$27.54	7.7%	142	689	3.5%	14,134	$20.51	4.2%
2023	5	109	0.7%	2,608	$23.93	1.2%	101	263	6.4%	7,543	$28.68	6.3%	106	372	1.9%	10,151	$27.29	3.0%
2024	11	214	1.4%	3,491	$16.31	1.6%	113	274	6.7%	8,796	$32.10	7.3%	124	488	2.5%	12,287	$25.18	3.6%
2025	12	259	1.7%	3,499	$13.51	1.6%	91	241	5.9%	6,841	$28.39	5.7%	103	500	2.6%	10,340	$20.68	3.1%
2026	4	99	0.6%	1,709	$17.26	0.8%	65	171	4.2%	4,885	$28.57	4.1%	69	270	1.4%	6,594	$24.42	2.0%
2027	14	315	2.0%	6,385	$20.27	2.9%	67	181	4.4%	5,988	$33.08	5.0%	81	496	2.5%	12,373	$24.95	3.7%
2028	22	415	2.7%	6,382	$15.38	2.9%	75	233	5.7%	7,046	$30.24	5.9%	97	648	3.3%	13,428	$20.72	4.0%
2029	12	355	2.3%	5,004	$14.10	2.3%	62	177	4.3%	5,025	$28.39	4.2%	74	532	2.7%	10,029	$18.85	3.0%
2030	13	338	2.2%	5,677	$16.80	2.6%	68	199	4.8%	5,671	$28.50	4.7%	81	537	2.8%	11,348	$21.13	3.4%
Thereafter	369	12,850	83.6%	175,993	$13.70	81.1%	485	1,916	46.7%	55,706	$29.07	46.5%	854	14,766	75.8%	231,699	$15.69	68.8%
Total	481	15,372	100.0%	$216,908	$14.11	100.0%	1,308	4,106	100.0%	$119,866	$29.19	100.0%	1,789	19,478	100.0%	$336,774	$17.29	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	1	70	1.0%	$438	$6.26	0.5%	25	45	1.8%	$1,127	$25.04	1.9%	26	115	1.2%	$1,565	$13.61	1.1%
2021	6	182	2.6%	2,480	$13.63	3.1%	77	168	6.7%	4,114	$24.49	6.8%	83	350	3.7%	6,594	$18.84	4.7%
2022	16	443	6.4%	4,934	$11.14	6.2%	155	402	16.1%	9,385	$23.35	15.5%	171	845	8.9%	14,319	$16.95	10.2%
2023	35	944	13.6%	11,318	$11.99	14.2%	144	413	16.5%	9,472	$22.93	15.7%	179	1,357	14.4%	20,790	$15.32	14.8%
2024	35	1,388	20.0%	13,894	$10.01	17.4%	142	389	15.6%	9,280	$23.86	15.4%	177	1,777	18.8%	23,174	$13.04	16.5%
2025	28	828	11.9%	9,603	$11.60	12.0%	114	300	12.0%	6,903	$23.01	11.4%	142	1,128	11.9%	16,506	$14.63	11.8%
2026	34	1,126	16.2%	11,942	$10.61	15.0%	90	261	10.4%	6,015	$23.05	10.0%	124	1,387	14.7%	17,957	$12.95	12.8%
2027	16	447	6.4%	6,083	$13.61	7.6%	42	143	5.7%	4,042	$28.27	6.7%	58	590	6.2%	10,125	$17.16	7.2%
2028	13	340	4.9%	4,283	$12.60	5.4%	32	84	3.4%	2,594	$30.88	4.3%	45	424	4.5%	6,877	$16.22	4.9%
2029	8	272	3.9%	3,825	$14.06	4.8%	39	128	5.1%	3,299	$25.77	5.5%	47	400	4.2%	7,124	$17.81	5.1%
2030	6	159	2.3%	1,979	$12.45	2.5%	27	72	2.9%	1,726	$23.97	2.9%	33	231	2.4%	3,705	$16.04	2.6%
Thereafter	17	745	10.7%	9,003	$12.08	11.3%	27	93	3.7%	2,495	$26.83	4.1%	44	838	8.9%	11,498	$13.72	8.2%
Total	215	6,944	100.0%	$79,782	$11.49	100.0%	914	2,498	100.0%	$60,452	$24.20	100.0%	1,129	9,442	100.0%	$140,234	$14.85	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	0	$0.00	0.0%	21	38	1.5%	$916	$24.11	1.5%	21	38	0.4%	$916	$24.11	0.7%
2021	1	12	0.2%	249	$20.75	0.3%	58	115	4.6%	2,982	$25.93	4.9%	59	127	1.3%	3,231	$25.44	2.3%
2022	5	129	1.9%	1,167	$9.05	1.5%	102	232	9.3%	5,589	$24.09	9.2%	107	361	3.8%	6,756	$18.71	4.8%
2023	10	182	2.6%	2,782	$15.29	3.5%	103	269	10.8%	6,202	$23.06	10.3%	113	451	4.8%	8,984	$19.92	6.4%
2024	3	41	0.6%	443	$10.80	0.6%	83	208	8.3%	5,088	$24.46	8.4%	86	249	2.6%	5,531	$22.21	3.9%
2025	4	57	0.8%	926	$16.25	1.2%	79	180	7.2%	3,982	$22.12	6.6%	83	237	2.5%	4,908	$20.71	3.5%
2026	6	103	1.5%	1,632	$15.84	2.0%	67	159	6.4%	3,557	$22.37	5.9%	73	262	2.8%	5,189	$19.81	3.7%
2027	4	59	0.8%	786	$13.32	1.0%	51	150	6.0%	4,217	$28.11	7.0%	55	209	2.2%	5,003	$23.94	3.6%
2028	3	81	1.2%	1,291	$15.94	1.6%	46	134	5.4%	3,552	$26.51	5.9%	49	215	2.3%	4,843	$22.53	3.5%
2029	11	286	4.1%	2,986	$10.44	3.7%	60	163	6.5%	4,267	$26.18	7.1%	71	449	4.8%	7,253	$16.15	5.2%
2030	10	262	3.8%	3,459	$13.20	4.3%	38	94	3.8%	2,251	$23.95	3.7%	48	356	3.8%	5,710	$16.04	4.1%
Thereafter	158	5,732	82.5%	64,061	$11.18	80.3%	206	756	30.3%	17,849	$23.61	29.5%	364	6,488	68.7%	81,910	$12.62	58.4%
Total	215	6,944	100.0%	$79,782	$11.49	100.0%	914	2,498	100.0%	$60,452	$24.20	100.0%	1,129	9,442	100.0%	$140,234	$14.85	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC